UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

TRXADE GROUP, INC.

(Name of Registrant as Specified in Charter)

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TRXADE GROUP, INC.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 29, 2020

To our stockholders:

Notice is hereby given of the 2020 annual meeting of stockholders of Trxade Group, Inc. (the “Company”) to be held on Friday, May 29, 2020 at 10A.M. local time at the Company’s corporate offices: 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida 34639 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1.	To elect five directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, and Dr. Pamela Tenaerts.

2.	Approve and Ratify the Company’s Amended and Restated 2019 Equity Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s Amended and Restated 2019 Equity Incentive Plan which amends the current 2019 Equity Incentive Plan to (a) increase by one million, the number of shares reserved for issuance under such plan; and (b) to amend such plan to include an ‘evergreen’ feature, which will automatically increase the number of shares available for awards on an annual basis.

3.	To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2020. The Board of Directors recommends that you approve and ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2020.

4.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” THE OTHER PROPOSALS.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Common stockholders of record on the close of business on April 13, 2020 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about April 16, 2020 to our stockholders of record as of the close of business on April 13, 2020. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/MEDS. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended December 31, 2019. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (800) 261-0281.

As a stockholder of record, you are cordially invited to attend the meeting in person. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19 (coronavirus), taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the annual meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Even if you plan to attend the Annual Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

/s/ Suren Ajjarapu
Suren Ajjarapu
Chairman

Land O’ Lakes, Florida

April 16, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Friday, May 29, 2020.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2019, are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/MEDS.

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Appendix A – Trxade Group, Inc. Amended and Restated 2019 Equity Incentive Plan

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TRXADE GROUP, INC.

PROXY STATEMENT

FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Trxade Group, Inc. (“Trxade,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2020 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Friday, May 29, 2020 at 10 A.M. Local time at the Company’s corporate offices: 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida 34639, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on April 16, 2020. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 30, 2020 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference” (if any)) via the Internet at https://www.iproxydirect.com/MEDS or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on April 13, 2020 (the “Record Date”).

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At the close of business on the Record Date, there were 7,484,370 shares of our common stock outstanding which each vote one vote on all stockholder matters to come before the Meeting. Other than our common stock we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19 (coronavirus), taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the annual meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

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Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Approval and ratification of the Company’s Amended and Restated 2019 Equity Incentive Plan	Majority of the votes cast on the proposal	No
3	Ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2020	Majority of the votes cast on the proposal	Yes

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

For Proposal 1, the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the votes cast on such proposals, provided that a quorum exists at the Annual Meeting.

Quorum; Broker Non-Votes and Abstentions

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. However, approval of the proposals other than the election of directors requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the Annual Meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

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As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our Board of Directors (the “Board”) recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).

●	“FOR” the approval and ratification of the Company’s Amended and Restated 2019 Equity Incentive Plan (Proposal 2).

●	“FOR” the ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2020 (Proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

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Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2019 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2019 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2019 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Suren Ajjarapu, at our principal executive offices at 3840 Land O’ Lakes Blvd Street, Land O’ Lakes, Florida 34639, or a stockholder may make a request by calling our Corporate Secretary, Suren Ajjarapu at (800) 261-0281.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Reverse Stock Split

On October 9, 2019, our Board of Directors, and on October 15, 2019, stockholders holding a majority of our outstanding voting shares, approved resolutions authorizing a reverse stock split of the outstanding shares of our common stock in the range from one-for-two (1-for-2) to one-for-ten (1-for-10), and provided authority to our Board of Directors to select the ratio of the reverse stock split in their discretion (the “Stockholder Authority”). On February 12, 2020, the Board of Directors of the Company approved a stock split ratio of 1-for-6 (“Reverse Stock Split”) in connection with the Stockholder Authority and the Company filed a Certificate of Amendment with the Secretary of Delaware to affect the Reverse Stock Split. The Reverse Stock Split became effective at 12:01 a.m. Eastern Standard Time on February 13, 2020.

Except as otherwise indicated, all references to our common stock and related information have been retroactively adjusted to reflect the Reverse Stock Split.

Company Mailing Address

The mailing address of our principal executive offices is 3840 Land O’ Lakes Blvd Street, Land O’ Lakes, Florida 34639.

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INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 7,484,370 shares of our common stock outstanding. Other than our common stock we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 3840 Land O’ Lakes Blvd Street, Land O’ Lakes, Florida 34639.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	2,294,792	30.6%
Prashant Patel, Director, COO, and President (2)	2,045,834	27.3%
Donald G. Fell, Director (3)	39,073	*
Howard Doss, CFO (4)	55,959	*
Michael L Peterson, Director (5)	34,697	*
Dr. Pamela Tenaerts, Director (6)	2,083	*

All executive officers and directors as a Group (six persons)	4,472,438	58.7%

Greater than 5% Stockholders
Gajan Mahendiran (7)	473,892	6.1%
R.S.N., LLC (8)	500,001	6.7%

* Less than one 1%

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(1) Includes (i) 1,190,625 shares owned directly by Mr. Ajjarapu, (ii) 675,000 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 212,500 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 212,500 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, and which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (v) options to purchase 4,167 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date. Includes 212,500 shares of common stock beneficially owned by Mr. Ajjarapu which are subject to a pledge agreement. In April 2018, Mr. Ajjarapu, through an entity which he owned, entered into an agreement with a third party to purchase certain shares of common stock of Nexgen Memantine, Inc. (“Nexgen”). The purchase price for the shares was $1.5 million, which amount was due prior to December 31, 2019. In order to secure the payment of the purchase price, Mr. Ajjarapu provided the seller a security interest in, and pledged into escrow, 212,500 of his shares of Company common stock. Mr. Ajjarapu retained all voting and other rights associated with the pledged stock. The purchase agreement provided that if the purchase price was not paid on December 31, 2019, an amount of Mr. Ajjarapu’s shares equal in value to $1.5 million, based on 30-day average stock prices, would be transferred to the seller to satisfy the $1.5 million obligation. The purchase price was not paid on December 31, 2019, and Mr. Ajjarapu is currently in the process of transferring 201,613 shares of the Company’s common stock to the Seller, based on a 30-day average stock price of $7.44 (taking into account the Reverse Stock Split), to satisfy the stock purchase obligation. The transfer of the shares will satisfy in full Mr. Ajjarapu’s obligations under the stock purchase agreement. Does not include any shares awarded on April 14, 2020, which were not outstanding on the Record Date.

(2) Includes (i) 1,225,000 shares owned directly by Mr. Patel, (ii) 416,667 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 400,000 shares owned by the Patel Trust; and (iv) options to purchase 4,167 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Patel claims beneficial ownership of, as Trustee. Does not include any shares awarded on April 14, 2020, which were not outstanding on the Record Date.

(3) Includes 39,073 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Does not include any shares awarded on April 14, 2020, which were not outstanding on the Record Date.

(4) Includes 55,959 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Does not include any shares awarded on April 14, 2020, which were not outstanding on the Record Date.

(5) Includes 34,697 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Does not include any options awarded on April 14, 2020, which were not outstanding on the Record Date.

(6) Includes 2,083 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Does not include any options awarded on April 14, 2020, which were not outstanding on the Record Date.

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(7) Includes 138,890 shares of common stock of the Company and warrants to purchase 335,002 shares of common stock at an exercise price of $0.06 per share that are exercisable within 60 days of the Record Date, and which are held jointly with Mr. Mahendiran’ s wife, as tenants by entirety. Address: 4427 Corral Road, Warrenton, Virginia 20187.

(8) The securities held by R.S.N., LLC are beneficially owned by Darshan Ran and Savitri Ran, its Members. Address: 744 Broadway Avenue, Orillia, Ontario, Canada.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Ajjarapu. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Ajjarapu possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

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Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors and Committee Meetings

During the fiscal years that ended on December 31, 2019 and 2018, the Board held eleven and six meetings, respectively, the Audit Committee held four and four meetings, respectively, the Compensation Committee held one and one meetings, respectively, and the Nominating and Corporate Governance Committee (which was formed on November 20, 2019), held one and zero meetings, respectively. All directors attended at least 75% of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal years ended December 31, 2019 and 2018.

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COMMITTEES OF THE BOARD

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has three committees: the audit committee, the compensation committee, and the nominating and corporate governance committee.

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Suren Ajjarapu(1)
Prashant Patel
Donald G. Fell	X	M	C	C
Michael L. Peterson	X	C	M	M
Dr. Pamela Tenaerts	X	M	M	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ Capital Market (“NASDAQ”) rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Peterson is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Peterson has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Proposal 1 – Election of Directors” below (beginning on page 26).

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

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The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on October 28, 2019.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K which we filed with the SEC on October 28, 2019.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Donald G. Fell (Chairman) and Dr. Pamela Tenaerts and Mr. Michael L. Peterson, who are each independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2019, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

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The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 37 below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NASDAQ and SEC rules and regulations.

The Nominating and Corporate Governance Committee was formed on November 20, 2019.

The Nominating and Corporate Governance Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on November 20, 2019.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, 3840 Land O’ Lakes Blvd Street, Land O’ Lakes, Florida 34639, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

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Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Donald G. Fell, Mr. Michael L. Peterson and Dr. Pamela Tenaerts are independent. Due to the fact that Mr. Suren Ajjarapu serves as our Chief Executive Officer and Mr. Prashant Patel serves as our President, such persons are not independent. A majority of the Board is comprised of independent directors.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that applies to all of our directors, officers and employees. The Code of Ethics will be available for review in print, without charge, to any stockholder who requests a copy by writing to us at Trxade Group, Inc., 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida, 34639, Attention: Investor Relations. Each of our directors, employees and officers are required to comply with the Code of Ethics.

The Code of Ethics was filed as Exhibit 14.1 to the Annual Report on Form 10-K which we filed with the SEC on March 23, 2015.

We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at https://www.trxadegroup.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Certain Beneficial Owners and Management” table on page 6, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. Accordingly, the Company has incorporated prohibitions on ‘short sales’ within its insider trading policy, which applies to directors, officers and employees.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age	Officer Since
Suren Ajjarapu	Chairman, Chief Executive Officer and Secretary	49	January 2014
Prashant Patel	Director, President and Chief Operating Officer	45	January 2014
Howard A. Doss	Chief Financial Officer	66	January 2014

SUREN AJJARAPU, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND SECRETARY

Information regarding Mr. Ajjarapu is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 26).

PRASHANT PATEL, DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER

Information regarding Mr. Patel is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 26).

HOWARD A. DOSS, CHIEF FINANCIAL OFFICER

Mr. Doss has served as our CFO since January 2014. Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm’s southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy, an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA’s. He is a graduate of Illinois Wesleyan University.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2019, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee of Trxade Group, Inc

/s/ Michael L. Peterson (Chairman)

/s/ Donald G. Fell

/s/ Dr. Pamela Tenaerts

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (by incorporation by reference) and proxy statement for the Company’s 2020 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Compensation Committee of Trxade Group, Inc.

/s/ Donald G. Fell (Chairman)

/s/ Dr. Pamela Tenaerts

/s/ Michael L. Peterson

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2019 and 2018. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2019 and 2018, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)*		Option Awards ($)*	All Other Compensation ($)	Total ($)
Suren Ajjarapu	2019	$250,000	(1)	-	455,842	(4)	$44,000	-	$749,842
Chairman of the Board,	2018	$200,000	(1)	-	-		-	-	$200,000
Chief Executive Officer, and Director

Prashant Patel	2019	$150,000	(2)	-	306,000	(5)	$44,000	-	$600,000
Chief Operating Officer,	2018	$150,000	(2)	-	-		-	-	$150,000
President and Director

Howard A. Doss	2019	$60,000	(3)	-	-		$8,800	-	$68,800
Chief Financial Officer	2018	$62,500	(3)	-	-		$17,250	-	$79,750

*	Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718.
(1)	The amount shown reflects compensation under an at will employment agreement with the Company.
(2)	The amount shown reflects compensation under an at will employment agreement with the Company.
(3)	The amount shown reflects compensation under a consulting agreement with the Company.
(4)	Represents the fair value of 74,484 shares of common stock of the Company which were awarded to Mr. Ajjarapu on April 14, 2020, as a bonus for fiscal 2019. The shares were awarded under the Company’s 2019 Equity Incentive Plan.
(5)	Represents the fair value of 50,000 shares of common stock of the Company which were awarded to Mr. Patel on April 14, 2020, as a bonus for fiscal 2019. The shares were awarded under the Company’s 2019 Equity Incentive Plan.

No Named Executive Officer received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings for the periods presented.

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Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information as of December 31, 2019 concerning unexercised options, unvested stock and equity incentive plan awards for each of the executive officers named in the Summary Compensation Table.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Howard A. Doss, Chief Financial Officer	1/20/2014	50,000	—		—	6.00	1/1/2024
	4/1/2016	1,875	625	(1)	—	6.12	4/1/2026
	4/1/2018	2,735	3,516	(2)	—	3.00	4/1/2028
	5/13/2019	625	2,708	(3)	—	2.64	5/13/2029

Suren Ajjarapu, Chief Executive Officer	5/13/2019	3,125	13,542	(3)	—	2.64	5/13/2029

Patel Prashant, President and COO	5/13/2019	3,125	13,542	(3)	—	2.64	5/13/2029

(1)	Vesting is 6.25% of the total number of shares each quarter after the vesting commencement date of July 1, 2016.
(2)	Vesting is 6.25% of the total number of shares each quarter after the vesting commencement date of July 1, 2018.

There were no stock awards outstanding at year end.

Option Exercises During Fiscal 2019

None of our Named Executive Officers exercised any options during fiscal 2019.

Employment and Consulting Agreements

All of our named executives are at-will employees or consultants. The Company has an hourly rate consulting arrangement with Mr. Doss.

The Company has also entered into indemnification agreements with its officers and directors.

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Suren Ajjarapu, Chief Executive Officer

In 2016, the Company entered into an at-will employment agreement with Mr. Ajjarapu, with an annual salary of $165,000 and a possible $50,000 performance bonus, payable at the discretion of the Board of Directors (“Board”) or Compensation Committee. In January 2017, Mr. Ajjarapu suspended his executive salary through June 30, 2017, a period of six months. Mr. Ajjarapu entered into an amendment in June 2017 to resume payment of the annual salary. In January 2018, Mr. Ajjarapu’s salary was amended to $200,000 per annum.

Effective on April 14, 2020, we entered into a new employment agreement with Mr. Suren Ajjarapu, our Chief Executive Officer, which replaced and superseded his prior employment agreement with the Company.

The agreement, which provides for Mr. Ajjarapu to serve as our Chief Executive Officer, has a term extending through December 31, 2025, provided that the agreement automatically extends for additional one year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also requires the Board, subject to certain exceptions, to nominate Mr. Ajjarapu to serve on the Board at each stockholders’ meeting which occurs during the term of the agreement and to serve as the Chairman of the Board.

Pursuant to the terms of the agreement, Mr. Ajjarapu’s annual compensation package includes (1) a base salary of $300,000 per year, subject to annual increases as determined in the sole discretion of the Compensation Committee, and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the Compensation Committee and Mr. Ajjarapu (“Performance Metrics”). Additionally, in the event that Mr. Ajjarapu meets at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the Compensation Committee of the Board, Mr. Ajjarapu’s Base Salary is increased by 20%. Mr. Ajjarapu is eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary do not require an amendment to the agreement. For 2020 those performance metrics include ((1) hitting a revenue goal of $12.5 million (50% of restricted shares described below vest); (2) reaching 50,000 Bonum Health patients (30% of restricted shares described below vest); (3) placing e-hubs in 100 stores (10% of restricted shares described below vest); and (4) obtaining net operating income of 10% of total sales (20% of restricted shares described below vest). The determination of whether the Performance Metrics have been are determined in the reasonable discretion of the Compensation Committee, no later than 90 days after (a) December 31, 2020, in connection with the 2020 Performance Metrics; and (b) the end of such calendar year for subsequent years. For the year ended December 31, 2020, Mr. Ajjarapu was awarded 49,020 shares of restricted common stock (the “2020 Restricted Stock”), valued at $300,002, based on the closing sales price of the Company’s common stock on the effective date of grant, which will vest in the percentages set forth in the 2020 Performance Metrics (described above), if at all, which shares are subject to forfeiture based on the determination of the Compensation Committee no later than 90 day after December 31, 2020, and are subject to the terms and conditions of the restricted stock award agreement entered into between Mr. Ajjarapu and the Company to evidence such awards and the 2019 Plan. Mr. Ajjarapu may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee. Mr. Ajjarapu is also paid an automobile allowance of $1,000 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans.

The agreement requires Mr. Ajjarapu to devote at least 75% of his business time and efforts to Company business. The agreement also prohibits Mr. Ajjarapu from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale and sale of Restricted Products, healthcare services and any other services that we or our subsidiaries have provided or are researching, developing, performing and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Ajjarapu has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Ajjarapu obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

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We may terminate Mr. Ajjarapu’s employment (a) for “cause” (which is defined to include, a material breach of the agreement by Mr. Ajjarapu, any act of misappropriation of funds or embezzlement by Mr. Ajjarapu, Mr. Ajjarapu committing any act of fraud, or Mr. Ajjarapu being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Ajjarapu suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Ajjarapu.

Mr. Ajjarapu may terminate his employment (a) for “good reason” (i.e., (i) if his position or duties are modified to such an extent that his duties are no longer consistent with the position of CEO of the Company, (ii) there has been a material breach by us of a material term of the agreement or Mr. Ajjarapu reasonably believes that we are violating any law which would have a material adverse effect on our operations and such violation continues uncured thirty days after such breach and after notice thereof has been provided to us by Mr. Ajjarapu, (iii) Mr. Ajjarapu’s compensation is reduced without his consent, or we fail to pay to Mr. Ajjarapu any compensation due to him upon five days written notice from Mr. Ajjarapu informing us of such failure, or (iv) if Mr. Ajjarapu is also then serving as a member of the Board and is not re-nominated by the Board to serve as a member of the Board at any annual meeting of stockholders of the Company; provided, however, prior to any such termination by Mr. Ajjarapu for “good reason”, Mr. Ajjarapu must first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Ajjarapu’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Ajjarapu’s employment is terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Ajjarapu’s death or disability) during the twelve month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we are required to pay Mr. Ajjarapu, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Ajjarapu (the “Change of Control Payment”), which amount is due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Ajjarapu’s employment terminates due to a Change of Control Termination within six (6) months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Ajjarapu’s equity-based compensation immediately vests to Mr. Ajjarapu and any outstanding stock options held by Mr. Ajjarapu can be exercised by Mr. Ajjarapu until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Ajjarapu’s employment ends in anticipation of a Change of Control and such equity-based compensation awards or stock options have previously expired pursuant to their terms, the Company is required to pay Mr. Ajjarapu a lump sum payment, payable on the same date as the Change of Control Payment, equal to the black scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Ajjarapu on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement means: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board of Directors; (b) a merger or consolidation of us whether or not approved by our Board of Directors, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors on April 14, 2020, except in the event that such slate of directors is proposed by a committee of the Board or the Board; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans is more favorable than the definition above, then such definition shall be controlling.

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If Mr. Ajjarapu’s employment is terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Ajjarapu, or by us for “cause”, Mr. Ajjarapu is entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Ajjarapu was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Ajjarapu immediately terminate and are forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) are subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Ajjarapu.

If Mr. Ajjarapu’s employment is terminated by Mr. Ajjarapu for “good reason”, or by us without “cause”, Mr. Ajjarapu is entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) will vest immediately upon such termination and any outstanding stock options previously granted to Mr. Ajjarapu will vest immediately upon such termination and will be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Ajjarapu is also to receive, if he elects, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Ajjarapu is covered by health insurance with a substantially similar level of insurance as prior to the termination).

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Ajjarapu is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Ajjarapu will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends pursuant to the agreement.

Prashant Patel, President

In 2016, the Company entered into an at-will employment agreement with Mr. Prashant Patel, our President, with an annual salary of $125,000 and a possible $50,000 performance bonus payable at the discretion of the Board of Directors or Compensation Committee. In January 2017, Mr. Patel suspended his executive salary through June 30, 2017, a period of six months. Mr. Patel resumed his salary on July 1, 2017. In January 2018, Mr. Patel’s salary was amended to $150,000 per annum. The annual bonus payable to Mr. Patel is based upon his performance and the Company’s attainment of objectives established by the Board of Directors or Compensation Committee of the Board and is payable at the discretion of the Board of Directors or Compensation Committee. With respect to any subjective milestones, the determination of whether executive has attained the mutually agreed upon milestones for the bonus shall be reasonably determined by the Board or the Compensation Committee. Mr. Patel is further able to receive bonuses from time to time in the discretion of the Board and/or the Compensation Committee.

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Consulting Agreement

On August 28, 2019, the Company entered into a Consulting and Representation Agreement with Flacane Advisors Inc. (“Flacane”), which entity is controlled by Gary Augusta, who was appointed to the Board of Directors of the Company on October 9, 2019 and resigned on November 30, 2019. The agreement provides for Flacane to provide business consulting and advisory services to the Company. Notice of termination of the agreement was provided by the Company to Flacane on March 31, 2020, and pursuant to its terms, the agreement remains in place until June 29, 2020. As consideration under the agreement, the Company granted Flacane warrants to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.06 per share, of which warrants to purchase 25,000 shares vested on April 1, 2020 and warrants to purchase 25,000 shares vest on April 1, 2021. The vesting is not dependent on Flacane providing services to the Company on such vesting dates; however, unvested warrants are revocable by the Company prior to vesting.

DIRECTORS COMPENSATION

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-executive director of the Company for some portion or all of 2019. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation above.

Name	Fees Earned or paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation		Total

Donald G. Fell	$20,000	-	$22,000	$-		$42,000
Michael Peterson	$20,000	-	$22,000	$-		$42,000
Gary Augusta (2)	$2,337	-	$-	$270,000	(4)	$272,337
Dr. Pamela Tenaerts (3)	$2,283	-	$-	$-		$2,283

(1)	In April 2017, the Company granted Mr. Fell options to purchase 12,821 shares of common stock, vesting over one year and exercisable at $3.90 per share.

In April 2017, the Company granted Mr. Peterson options to purchase 12,821 shares of common stock, vesting over one year and exercisable at $3.90 per share.

In April 2017, the Company granted Mr. Peterson options to purchase 16,667 shares of common stock, vesting over four years and exercisable at $3.90 per share.

In April 2018, the Company granted Mr. Fell options to purchase 8,334 shares of common stock, vesting over four years and exercisable at $3.00 per share.

In April 2018, the Company granted Mr. Peterson options to purchase 8,334 shares of common stock, vesting over four years and exercisable at $3.00 per share.

In May 2019, the Company granted Mr. Fell options to purchase 8,334 shares of common stock, vesting over four years and exercisable at $2.64 per share.

In May 2019, the Company granted Mr. Peterson options to purchase 8,334 shares of common stock, vesting over four years and exercisable at $2.64 per share.

(2) Appointed to the Board of Directors of the Company on October 9, 2019 and resigned on November 20, 2019.

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(3) Appointed to the Board of Directors of the Company on November 20, 2019.

(4)	Represents the value of warrants to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.06 per share, of which warrants to purchase 25,000 shares vest on April 1, 2020 and warrants to purchase 25,000 shares vest on April 1, 2021, which were granted to an entity which Mr. Augusta controls on August 28, 2019 in consideration for business consulting and advisory services.

Until April 2020, non-employee directors were paid $5,000 per quarter for Board responsibilities.

On April 14, 2020, the Board of Directors approved an independent director compensation policy (the “Policy”). Pursuant to the policy, the independent members of the Board of Directors of the Company are to receive a $35,000 annual retainer for services on the Board of Directors, and the chairpersons of the various committees of the Board of Directors receive additional annual compensation equal to between $10,000 (the chairperson of the Compensation Committee and Nominating and Corporate Governance Committee) and $20,000 (the chairperson of the Audit Committee), payable quarterly in arrears.

Additionally, each independent member of the Board of Directors is to receive an annual grant of restricted common stock of the Company equal to $55,000 in value, on April 1st of each year, and valued on such same date, based on the closing sales price on such date (or the first business day thereafter), which restricted stock awards will vest at the rate of 1/4th of such awards over the following four calendar quarters, subject to such directors continued service to the Company.

In connection with and pursuant to the compensation plan, the three independent members of the Board of Directors (Mr. Donald G. Fell, Dr. Pamela Tenaerts, and Mr. Michael L. Peterson), were each awarded 8,987 shares of restricted stock, valued at $55,000 ($6.12 per share), based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant of such shares, which vest at the rate of 1/4th of such shares on July 1 and October 1, 2020 and January 1 and April 1, 2021, subject to such persons continuing to provide services to the Company on such dates, subject to the terms of the Plan and the Restricted Stock Grant Agreements entered into to evidence such awards.

The Company has also entered into an indemnification agreement with Messrs. Fell and Peterson and Dr. Tenaerts.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	731,965	$1.80	986,335
Equity compensation plans not approved by security holders	-	-	-
Total	731,965	$1.80	986,335

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The equity compensation plans approved by the Company’s security holders are the 2014 Equity Incentive Plan (“2014 Stock Plan”) of Trxade Group, Inc., Delaware corporation, the 2013 Equity Incentive Plan of Trxade Group, Inc., a Nevada corporation and predecessor in interest to Trxade Group, Inc., a Delaware corporation and the 2019 Equity Incentive Plan of the Company. Does not include options or warrants which the Company is contractually obligated to grant, but which had not been formally granted or documented as of December 31, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, beginning on pages 16 and 21, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Transactions with Related Persons.

All of our executives are at-will employees or consultants. Each of Messrs. Ajjarapu and Patel are parties to an at-will executive employment agreement. In January 2017, each of Messrs. Ajjarapu and Patel suspended their executive salaries for a period of six months. The Company has also entered into indemnification agreements with its officers and directors. In January 2018, Mr. Ajjarapu’s and Mr. Patel’s executive salary agreements were amended to increase salaries from $165,000 and $125,000, to $200,000 and $150,000, per year, respectively.

The Company’s founders, Mr. Ajjarapu (through Sansur Associates, a company that he controls) and Mr. Patel, have periodically loaned funds on a short-term interest free basis to cover the Company’s operating expenses. In November 2016, Mr. Patel loaned the Company $10,000. In June 2017, the Company borrowed $100,000 and $80,000 from Sansur Associates, LLC, a limited liability company controlled by Mr. Ajjarapu, and Mr. Patel, respectively. The note due to Mr. Patel was $122,552, which includes $17,280 due from a previously existing promissory note and $25,272 assumption of credit card obligation related to business expenses of the Company. As of December 31, 2018, $222,552 was outstanding on these loans. The notes are due on July 1, 2020 and each bear an interest rate of 6% per annum, payable annually. The $222,552 of outstanding loans were paid in full on October 8, 2019.

Further, the Company owed $150,000 under a related party note that was renewed for a six-month extension at the same interest rate of 10% in September 2017, which was due February 2018. Both of these notes were entered into with Nitil Patel, the brother of Prashant Patel, the Director and President of the Company. In February 2018, $50,000 of the $150,000 of principal was paid. The remaining $100,000 was extended to July 2018, and further to October 2019 as the same interest rate of 10%. On September 30, 2019 the note was converted to 33,334 shares of common stock at $3.00 per share.

In October 2018 in connection with the acquisition of Community Specialty Pharmacy, LLC a $300,000 promissory note was issued to Nikul Panchal, a non-executive officer of the Company and noteholder, accruing interest at simple interest of 10%, interest payable annually, and principal payable at maturity on October 15, 2021. The $75,000 note was converted into 25,000 shares of common stock at $3.00 per share on September 30, 2019.

In August 2018, a $40,000 convertible promissory note due to Mr. Shilpa Patel, a relative of Mr. Prashant Patel was amended. A one-year extension was executed to extend the due date to August 2019. In connection with the one-year extension of the maturity date of the outstanding note, the holder of the note was granted warrants to purchase 1,667 shares of common stock at a strike price of $3.00 per share and an expiration date of five years from the date of issuance. Simple interest of 10% is payable at the maturity date of the note, which is August 8, 2019. Prior to maturity the note could be converted into common stock at a conversion price of $9.00 per share. The note was paid in August 2019.

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On January 17, 2019, the Company, through its wholly-owned subsidiary, Alliance Pharma Solutions, LLC, a Delaware limited liability company entered into a joint venture with PanOptic Health, LLC, a Delaware limited liability company (“PanOptic”), to create a new entity, SyncHealth MSO, LLC (“SyncHealth” and the “Joint Venture”). Under the terms of the Shareholders’ Agreement included in the Joint Venture, PanOptic has agreed to vote all of its shares of stock of the Company for Suren Ajjarapu and Prashant Patel (current directors) and the two or three independent designee directors, as determined by the founder Directors (Mr. Ajjarapu and Mr. Patel). The agreement provided for up to a maximum total of 2,462,773 shares of common stock of the Company to be issued to PanOptic, subject to PanOptic and SyncHealth meeting certain revenue milestones through January 2020, in connection with the Joint Venture, none of which milestones were met and none of which shares are due. We did not realize any income from the joint venture and we terminated the joint venture agreements pursuant to their terms effective as of January 31, 2020 and assigned our 30% ownership of SyncHealth back to PanOptic. As of February 1, 2020, we own no equity in SyncHealth and only the terms of the agreements relating to confidentiality, non-solicitation and each party’s obligation to cease use of the other party’s intellectual property survive the termination.

The Shareholders Agreement dated January 1, 2019, entered into between the Company and the holders of the shares issuable pursuant to the terms of the Joint Venture, as discussed above, provided that such stockholders would vote all such shares “for” approval of Suren Ajjarapu and Prashant Patel as members of the Board of Directors of the Company and the two or three independent designee directors, as determined by Mr. Ajjarapu and Mr. Patel, and vote in favor of certain change of control transactions approved by the Board of Directors, in connection with any stockholder vote. The Shareholders Agreement was terminated effective as of January 31, 2019.

On August 28, 2019, the Company entered into a Consulting and Representation Agreement with Flacane Advisors Inc. (“Flacane”), which entity is controlled by Gary Augusta, who was appointed to the Board of Directors of the Company on October 9, 2019 and resigned on November 20, 2019. The agreement provided for Flacane to provide business consulting and advisory services to the Company. Notice of termination of the agreement was provided by the Company to Flacane on March 31, 2020, and pursuant to its terms, the agreement remains in place until June 29, 2020. As consideration under the agreement, the Company granted Flacane warrants to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.06 per share, of which warrants to purchase 25,000 shares vested on April 1, 2020 and warrants to purchase 25,000 shares vest on April 1, 2021. The vesting is not dependent on Flacane providing services to the Company on such vesting dates; however, unvested warrants are revocable by the Company prior to vesting.

In August 2019, Mr. Augusta, through Bedford Falls Capital LLC, an entity which he controls, purchased 83,334 shares of common stock of the Company in the Company’s private placement offering, for $250,000, or $3.00 per share.

In September 2019, Mr. Augusta, through Bedford Falls Capital LLC, an entity which he controls, purchased 83,334 shares of common stock of the Company in the Company’s private placement offering, for $250,000, or $3.00 per share.

On September 30, 2019, the Company converted $175,000 of principal under various outstanding promissory notes, including $100,000 owed to Mr. Nitil Patel, the brother of Mr. Prashant Patel, our director and President, $75,000 owed to Nikul Panchal, a non-executive officer of the Company and noteholder, into 58,334 shares of common stock of the Company at $3.00 per share under the terms of the Securities Purchase Agreement referenced above.

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On October 8, 2019, $122,552 and $100,000 in promissory notes due to Mr. Prashant Patel and Mr. Suren Ajjarapu, respectively, were paid in full. The notes were due on July 1, 2020.

In November 2019, the Company agreed to grant options to purchase 16,667 shares of common stock at an exercise price of $7.50 per share, vesting over five years, to Dr. Pamela Tenaerts in consideration for agreeing to become a member of the Board of Directors of the Company and continued service on the board. In March 2020 the options were granted.

On April 14, 2020, the Board and the Compensation Committee of the Board approved the award to Suren Ajjarapu, the Company’s Chief Executive Officer and Prashant Patel, the Company’s President, of bonuses for calendar 2019, in order to reward such officers for the accomplishments of the Company in 2019. Specifically, the Committee and the Board awarded Mr. Ajjarapu a bonus equal to 1% of the Company’s outstanding shares, equal to 74,484 shares of common stock, and Mr. Patel a bonus equal to 50,000 shares of common stock (valued at $455,842 and $306,000, respectively, based on the $6.12 per share value of the closing price of the Company’s common stock on the effective date of grant). The awards were made under and pursuant to the 2019 Plan. The shares vested to Mr. Ajjarapu and Mr. Patel immediately, and will be issued after the date of this proxy statement.

Also on April 14, 2020, the Compensation Committee approved the award of 12,500 shares of restricted common stock to Howard A. Doss, our Chief Financial Officer, in consideration for services to be rendered through 2021. The shares of restricted stock vest at the rate of 1/4th of such shares on July 1 and October 1, 2020 and January 1 and April 1, 2021, subject to Mr. Doss continuing to provide services to the Company on such dates, subject to the terms of the Plan and the Restricted Stock Grant Agreement entered into to evidence such award. The shares were valued at $6.12 per share (or $76,500 in aggregate), based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant of such shares.

On April 14, 2020, in connection with the entry into an Executive Employment Agreement with Mr. Ajjarapu on the same date, the Company issued Mr. Ajjarapu 49,020 shares of restricted common stock, which vest in the event the Company meets certain performance metrics for 2020 including ((1) hitting a revenue goal of $12.5 million (50% of restricted shares vest); (2) reaching 50,000 Bonum Health patients (30% of restricted shares vest); (3) placing e-hubs in 100 stores (10% of restricted shares vest); and (4) obtaining net operating income of 10% of total sales (20% of restricted shares vest). The shares were valued at $6.12 per share (or $300,002 in aggregate), based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant of such shares.

Review and Approval of Related Party Transactions

Our Audit Committee (which is made up of all independent directors) is tasked with reviewing and approving related party transactions. In reviewing such transactions, the committee will analyze the following factors, in addition to any other factors the committee deems appropriate, in determining whether to approve a related party transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);

(2)	materiality of the transaction;

(3)	bids / terms for such transaction from unrelated parties;

(4)	structure of the transaction;

(5)	the policies, rules and regulations of the U.S. federal and state securities laws;

(6)	the policies of the committee; and

(7)	interests of each related party in the transaction.

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The committee will only approve a related party transaction if the committee determines that the terms of the related party transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the committee are deemed a related party, the related party transaction will be considered by the disinterested members of the Board of Directors in place of the committee.

The committee is prohibited from approving or ratifying any related party transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

In addition, our Code of Ethics (described above under “Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

Director Independence

According to NASDAQ’s listing standards, which in part defines an “independent director” as “a person other than an officer or employee of the Company or the Company’s subsidiaries or any other individual having a relationship, which in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director,” we have determined that three of our five directors, Mr. Fell, Dr. Tenaerts, and Mr. Peterson, are deemed “independent”.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during the fiscal years ended December 31, 2019 and 2018 were timely made, except that during the fiscal year ended December 31, 2019, Donald G. Fell, our director, inadvertently failed to timely file one transaction on Form 4 and Gary Augusta, our former director, inadvertently failed to timely file a Form 3 relating to his initial statement of beneficial ownership.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to hold office until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson and Dr. Pamela Tenaerts, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of April 13, 2020.

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THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Name	Position	Age	Director Since
Suren Ajjarapu	Chairman, Chief Executive Officer and Secretary	49	January 2014
Prashant Patel	Director, President and Chief Operating Officer	45	January 2014
Donald G. Fell	Director	73	January 2014
Michael L. Peterson	Director	57	August 2016
Dr. Pamela Tenaerts	Director	55	November 2019

Suren Ajjarapu, Chairman of the Board, Chief Executive Officer and Secretary.

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation (“Trxade Nevada”) (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Mr. Ajjarapu has also served as Chairman of the Board for Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Director Qualifications:

Our Board of Directors believes that Mr. Ajjarapu’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of Trxade Nevada on January 8, 2014, and as the COO and President and as a director of Trxade Nevada since its inception. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over ten years of experience in retail pharmacy and pharmaceutical logistics and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been a President and Member of the Board of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy. Since April 2007, Mr. Patel has been a Vice President of Holiday Pharmacy, Inc., a pharmacy. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.

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Director Qualifications:

Our Board of Directors believes that Mr. Patel’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Donald G. Fell, Director

Mr. Fell has served as an independent director of our company since January 2014, as well as a director of Trxade Nevada since December. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado Springs. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute. He has also served as visiting professor of economics at the University of LaRochelle, France, and as adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Director Qualifications:

Our Board of Director’s believes that Mr. Fell’s extensive experience in the field of economics and business will provide us with valuable insight as we seek to execute our business strategy.

Michael L. Peterson, Director

Mr. Peterson has served as an independent director of our company since August 2016. Since June 2018, Mr. Peterson has served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan. Mr. Peterson served as the CEO of Pedevco Corp. (NYSE American:PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as CFO of Pedevco between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (Pedevco’s predecessor) from July 2012 to October 2014, and as Pedevco’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (AMTX.OB), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high net worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President with the responsibility for a team of professionals that advised and managed over $7 billion in assets. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

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Director Qualifications:

Our Board of Directors believes that Mr. Peterson’s extensive experience with public companies is a significant addition to the Board.

Dr. Pamela Tenaerts, Director

Dr. Tenaerts has served as an independent director of our company since November 2019. Since May 2012, Dr. Tenaerts has served as the Executive Director of the Clinical Trials Transformation Initiative (CTTI), located at Duke University, where she works closely with the Executive Committee to develop and implement strategies to accomplish CTTI’s mission. CTTI is a public-private partnership with the goal of developing and driving adoption of practices that will increase the quality and efficiency of clinical trials. She provides senior level oversight of the day-to-day operations of CTTI and orchestrates efforts to effectively engage all interested stakeholders to improve the conduct of clinical trials. Prior to joining CTTI, Dr. Tenaerts served as Director of European Operations with CoAxia, Inc. (a medical device company focused on cerebral ischemia, “CoAxia”), from April 2007 to May 2012 and as Director Clinical Programs with CoAxia, from April 2007 to April 2011, where she was responsible for leading outside of the U.S. efforts, overall planning, organization, coordination and implementation of clinical research and early market adoption activities in Europe and other locations. Prior to CoAxia, Dr. Tenaerts served as Director of the Clinical Research Center and Center for Advanced Surgery at Sarasota Memorial Hospital from August 1995 to April 2007, where she directed a multi-specialty centralized clinical trials office. Her previous work experience includes serving as the European Coordinator for a 41,000 patient Phase III study of thrombolytic therapy at the University of Leuven, and later as the North American Coordinator for an international Phase II study of anti-thrombin therapy at Duke University Medical Center. She also practiced medicine in both the emergency department and private practice setting for several years before embarking on her career in research.

Dr. Tenaerts is on the Board of Directors for the Society of Clinical Trials and a member of DIA’s Advisory Council North America, MIT’s Collaborative Initiatives Clinical Trials Process Expert Advisory Board, and the DiMe Society’s Scientific Advisory Board.

Dr. Tenaerts received her M.D. from Catholic University of Leuven, Belgium, and an M.B.A. from the University of South Florida. She speaks five languages and has obtained Six Sigma Green Belt certification.

Director Qualifications:

Our Board of Directors believes that Dr. Tenaerts’ extensive experience in the field of medicine is valuable to the Board.

What Vote is Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

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Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2

RATIFICATION OF THE COMPANY’S AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

On October 9, 2019, the Board of Directors adopted the Company’s 2019 Equity Incentive Plan. On October 15, 2019, via a written consent, the majority stockholders approved and adopted the 2019 Equity Incentive Plan.

At the Annual Meeting, stockholders are requested to approve an amendment to the 2019 Equity Incentive Plan to (a) increase by 1,000,000 (to 2,000,000), the number of shares reserved for issuance under such plan; and (b) to amend such plan to include an ‘evergreen’ feature, which will automatically increase the number of shares available for awards on an annual basis (as discussed in greater detail below under “Amendment to the 2019 Plan”) (collectively, (a) and (b), the “Plan Amendment”). The Plan Amendment has been set forth in a form of amended and restated 2019 Plan.

The Amended and Restated 2019 Equity Incentive Plan (as amended and restated, the “2019 Plan”) which includes the Plan Amendment has previously been approved by the Board of Directors, subject to stockholder approval at the Annual Meeting. If this Proposal 2 is not approved by our stockholders, we will continue to operate the 2019 Plan pursuant to its current provisions.

As of the date of this proxy statement filing, options to purchase 88,770 shares of common stock and 217,965 shares of common stock have been awarded under the 2019 Plan, with 693,265 shares of common stock remaining available for future awards under the 2019 Plan. In the event Proposal 2 is approved at the Annual Meeting, the 2019 Plan will have 1,693,265 shares available for future awards, subject to future increases in connection with the “evergreen” provision discussed below under “Amendment to the 2019 Plan”.

The following is a summary of the principal features of the 2019 Plan (as amended and restated by the proposed amendments described above). This summary does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the full text of the 2019 Plan, as proposed to be ratified, which is included as Appendix A to this proxy statement.

What is the purpose of the 2019 Plan?

The 2019 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2019 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

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Who is eligible to participate in the 2019 Plan?

The 2019 Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant. Incentive stock options granted under the 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2019 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences?” below for a discussion of the principal federal income tax consequences of awards under the 2019 Plan. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

No incentive stock option may be granted under the 2019 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the 2019 Plan?

The 2019 Plan is administered by the Board of Directors of the Company and/or the Company’s Compensation Committee (as applicable, the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2019 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2019 Plan.

How much common stock is subject to the 2019 Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2019 Plan is currently 1,000,000 shares, which number will increase to 2,000,000 shares in the event this Proposal 2 is approved by stockholders, subject to further increases in connection with the “evergreen” provisions of the 2019 Plan discussed below under “Amendment to the 2019 Plan”. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the 2019 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2019 Plan. If shares of restricted stock awarded under the 2019 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the 2019 Plan. Similarly, any shares cancelled in cashless exercises are not available for reissuance under the 2019 Plan.

How many securities have been granted pursuant to the 2019 Plan since its approval by the Board of Directors?

Options to purchase 88,770 shares of common stock at a weighted average exercise price of $4.44 per share, and 217,965 shares of common stock have been awarded under the 2019 Plan to date.

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What will be the exercise price, vesting terms and expiration date of options and awards under the 2019 Plan?

The Administrator, in its sole discretion, determines the exercise price of any Options granted under the 2019 Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.00001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the 2019 Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options may be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2019 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Administrator, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other ways for a grantee to pay the exercise price.

Options granted under the 2019 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Administrator. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of Options and other awards granted under the 2019 Plan will be determined by the Administrator. The maximum term of options and performance shares under the 2019 Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

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Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2019 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the 2019 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2019 Plan generally have the following federal income tax consequences.

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There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

May awards under the 2019 Plan be modified after they are granted?

Yes. The Administrator may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the 2019 Plan to be conditioned upon the granting to the participant of a new Stock Option for the same or a different number of shares of common stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such participant. Subject to the provisions of the 2019 Plan, such new Stock Option shall be exercisable at such Option Price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be cancelled and the shares of common stock previously subject to them shall be available for the grant of other Stock Options.

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May the 2019 Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the 2019 Plan, make all other determinations which are, in the Board of Directors’ judgment, necessary or desirable for the proper administration of the 2019 Plan, amend the 2019 Plan or a stock award as provided in Article XI of the 2019 Plan, and/or terminate or suspend the 2019 Plan as provided in Article XI thereof. Our Board of Directors may also amend the 2019 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the 2019 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable. The Board of Directors has submitted the Plan Amendment to the stockholders for approval pursuant to this Proposal 2.

Unless sooner terminated, the 2019 Plan will terminate ten years from the date of its original adoption by our Board of Directors, i.e., in October 2029.

Reasons for and Purpose of the Amendment to the 2019 Plan

The reason for the amendment is solely to (a) increase the shares available for issuances under the 2019 Plan by one million shares (to two million shares), in order for us to be able to issue additional equity incentive compensation awards under the 2019 Plan for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of our business; and (b) to add the “evergreen” provision discussed below under “Amendment to the 2019 Plan”, which will allow automatic, annual, increases in the number of shares available for future awards under the 2019 Plan, which we believe will offer efficiencies moving forward versus having to re-request stockholder approval for future plan increases on an annual or semi-annual basis.

We are asking stockholders to (a) increase the number of shares available for grants under the 2019 Plan to a level that we believe will, on the basis of current assumptions, ensure that enough shares remain available for anticipated issuances under the 2019 Plan through 2020; and (b) to ratify the inclusion of an “evergreen” provision in the 2019 Plan in order to allow future increases in the number of awards under the 2019 Plan without the need to continuously request stockholder approval.

Amendment to the 2019 Plan

Under this Proposal 2, our stockholders are being asked to approve an amendment to the definition of “Available Shares” (Section 2.5 of the 2019 Plan) such that that section would provide in its entirety as follows:

“2.5 “Available Shares” means the sum of (i) two million (2,000,00) shares of Common Stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 and ending in 2029 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination.”

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Section 2.5, “Available Shares” of the current 2019 Plan reads as follows (when adjusted for the recent reverse stock split):

“Available Shares” means 1,000,000 shares of Common Stock.

As such, the amendment described above would increase by one million shares, to two million shares, the number of shares available for awards under the 2019 Plan and add the “evergreen” provision which relates to the Share Limit described above. The other sections of the 2019 Plan would remain unchanged.

The description of the 2019 Plan is qualified in all respects by the actual provisions of the 2019 Plan, which is attached to this Proxy Statement as Appendix A.

What vote is required to approve and adopt the Amended and Restated 2019 Equity Incentive Plan?

The approval and adoption of the Plan Amendment requires the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting on the proposal. However, broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If this Proposal 2 is not approved by the Company’s stockholders, the Plan Amendments will not become effective and the number of shares available for awards under the 2019 Plan will remain 1,000,000, without any “evergreen” provision.

A vote “FOR” the Plan Amendment includes a vote to approve and ratify the Amended and Restated 2019 Plan in the form included as Appendix A to this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent auditors for the fiscal year ended December 31, 2020, and recommends that the stockholders vote to ratify such appointment. MaloneBailey previously served as the Company’s independent auditors for the fiscal years ended December 31, 2019 and 2018.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

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AUDIT FEES

The following tables show the fees that were billed for the audit and other services provided by MaloneBailey, LLP for the years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees	$63,000	$69,000
All Other Fees	27,500	15,000
Total	$90,500	$84,000

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee (or the Board of Directors prior to the formation of the Audit Committee) pre-approved all services, audit and non-audit related, provided to us by MaloneBailey for 2019 and 2018.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of MaloneBailey as the Company’s independent auditor for the year ended December 31, 2020. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of MaloneBailey as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of MaloneBailey.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Proposals for 2021 Annual Meeting of Stockholders and 2021 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2021 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 3840 Land O’ Lakes Blvd Street, Land O’ Lakes, Florida 34639, not earlier than the close of business on January 29, 2021, and not later than the close of business on February 28, 2021, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2020 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after May 29, 2021. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2021 annual meeting or, if the first public announcement of the date of the fiscal 2019 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the fiscal 2021 annual meeting.

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Stockholder proposals must comply with our Bylaws and must also be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must comply with our Bylaws and must also include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

ADDITIONAL FILINGS

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Trxade Group, Inc., 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida 34639.

DOCUMENTS INCORPORATED BY REFERENCE

None.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

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The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Trxade Group, Inc.

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

By Order of the Board of Directors,

/s/ Suren Ajjarapu
Suren Ajjarapu, Chairman

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APPENDIX A

TRXADE GROUP, INC.

AMENDED AND RESTATED

2019 EQUITY INCENTIVE PLAN

Amended and Restated 2019 Equity Incentive Plan Trxade Group, Inc.

TRXADE GROUP, INC.

AMENDED AND RESTATED

2019 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1. This Amended and Restated 2019 Equity Incentive Plan of Trxade Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the Plan on October 9, 2019 (the “Effective Date”) and amended the Plan on April 8, 2020 (the “First Amendment and Restatement”), subject to stockholder approval. Effectiveness of the First Amendment and Restatement is subject to stockholder approval in accordance with the Company’s Certificate of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

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2.2. “Administrator” means the Board or a Committee.

2.3. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.4. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.5. “Available Shares” means the sum of (i) two million (2,000,000) shares of Common Stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 and ending in 2029 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination.

2.6. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.7. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.8. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.9. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.10. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

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2.11. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.12. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.13. “Common Stock” means the Company’s common stock.

2.14. “Company” means Trxade Group, Inc., a Delaware corporation.

2.15. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.16. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.17. “Director” means a member of the Board of Directors of the Company.

2.18. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.19. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

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2.20. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.21. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.22. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.23. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.24. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.24.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.24.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.24.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.24.4 The Administrator may also adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

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2.25. “Grant Date” means, as to any Award, the latest of:

2.25.1 the date on which the Administrator authorizes the grant of the Award; or

2.25.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.25.3 such other date (later than the dates described in 2.25.1 and 2.25.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.26. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.27. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.28. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.29. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.30. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.31. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.32. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

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2.33. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.34. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.35. “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.36. “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37. “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.38. “Plan” means this Trxade Group, Inc. Amended and Restated 2019 Equity Incentive Plan, as it may be amended from time to time.

2.39. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.40. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.41. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.42. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.43. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

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2.44. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.45. “Stock Exchange” means any stock exchange or consolidated stock price reporting system (including, but not limited to Nasdaq) on which prices for the Common Stock are quoted at any given time.

2.46. “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.47. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.48. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.49. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

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3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

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3.3. Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4. Subject to the provisions of Section 3.8 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

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3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.5.1 In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.6. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.7. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.8. The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.9. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.10. The Administrator shall be authorized to make adjustments in any performance- based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.11. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

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ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

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4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2. Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

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ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

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6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

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6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

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7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

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7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.
STOCK AWARDS

8.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

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ARTICLE IX.
PERFORMANCE SHARES

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4 the form of settlement of a Performance Share.

9.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

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9.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

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(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3 all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

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ARTICLE XI.
AMENDMENT AND TERMINATION

11.1. Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

11.1.1 materially alter the group of persons eligible to participate in the Plan;

11.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.
SECURITIES MATTERS AND REGULATIONS

12.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

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12.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

ARTICLE XIII.
SECTION 409A OF THE CODE

13.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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13.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a subsidiary and such subsidiary ceases to be a subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.
MISCELLANEOUS PROVISIONS

14.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

14.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

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14.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

14.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

14.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.11. Compliance with other laws.

14.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

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(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

14.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

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14.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

Adopted by the Board of Directors on October 9, 2019 and ratified by the stockholders of the Company on October 15, 2019.

Amended by the stockholders of the Company on _________, 2020.

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FORM OF PROXY

(SEE ATTACHED)

ANNUAL MEETING OF THE STOCKHOLDERS OF TRXADE GROUP, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" FOR PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3, BELOW

Proposal 1 →	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of Directors:	☐	☐	
Suren Ajjarapu			☐
Prashant Patel			☐
Donald G. Fell			☐
Michael L. Peterson			☐
Dr. Pamela Tenaerts			☐

CONTROL ID:

REQUEST ID:

Proposal 2 →	FOR	AGAINST	ABSTAIN
Approval and ratification of the Company's 2019 Amended and Restated Equity Incentive Plan.	☐	☐	☐

Proposal 3 →	FOR	AGAINST	ABSTAIN
Ratification of the appointment of MaloneBailey, LLP, as the company's independent auditors for the fiscal year ending December 31, 2020.	☐	☐	☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" for Proposal 1, "For" Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

____

(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

____

(Second Signature if held jointly)